NEWPORT TIGER fund
                           Class A, B, C and T Shares

                   Supplement to Prospectus dated May 3, 1999
                    Replacing Supplement dated June 25, 1999

The Fund's Prospectus is amended as follows:

Under the sub-caption SALES CHARGES, the tables under the headings Class A shares and Class T shares are revised in their entirety as follows:

The Fund


                                                                             % of
                                                                           offering
                                              As a % of                      price
                                             the public       As a %      retained by
                                              offering       of your       financial
Amount of purchase                              price       investment   advisor firm
Less than $50,000                               5.75           6.10          5.00
------------------------------------------- -------------- ------------- --------------
------------------------------------------- -------------- ------------- --------------
$50,000 to less than $100,000                   4.50           4.71          3.75
------------------------------------------- -------------- ------------- --------------
------------------------------------------- -------------- ------------- --------------
$100,000 to less than $250,000                  3.50           3.63          2.75
------------------------------------------- -------------- ------------- --------------
------------------------------------------- -------------- ------------- --------------
$250,000 to less than $500,000                  2.50           2.56          2.00
------------------------------------------- -------------- ------------- --------------
------------------------------------------- -------------- ------------- --------------
$500,000 to less than $1,000,000                2.00           2.04          1.75
------------------------------------------- -------------- ------------- --------------
------------------------------------------- -------------- ------------- --------------
$1,000,000 or more1                             0.00           0.00          0.00
------------------------------------------- -------------- ------------- --------------

In addition, John M. Mussey is no longer a co-manager of the Fund. Mr. Mussey remains with Newport Pacific Management, Inc. (Newport Pacific) and Newport Fund Management, Inc. (Newport) as Vice Chairman and as Chairman of the Investment Strategy Committee.

Therefore, the sub-caption Portfolio Managers in the Prospectus is revised in its entirety as follows:

Thomas R. Tuttle, President of Newport (formerly Senior Vice President), has co-managed the Fund since 1995. Mr. Tuttle is also President of Newport Pacific (formerly Senior Vice President), Newport's immediate parent, and has managed other funds or accounts on their behalf since 1983.

Robert B. Cameron, Senior Vice President of Newport and Newport Pacific, has co-managed the Fund since October, 1998. Prior to joining Newport in 1996, Mr. Cameron was a Director of Swiss Bank Corporation and the Head of Asian Equities at CS First Boston San Francisco.

Christopher Legallet, Senior Vice President and Chief Investment Officer of Newport and Newport Pacific, has co-managed the Fund since October, 1998. He has been affiliated with Newport since 1997. Prior to his affiliation with Newport, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia.

--------
1 Redemptions from each Class A and Class T share accounts with shares valued between $1 million and $5 million may be subject to a CDSC. Both Class A and Class T share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.


NT-36/588H-0899                                                  August 25, 1999